MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1.  Capitalized   terms   used   in   this  Certificate  have  their  respective
meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.  TRS is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 16, 2001 and covers activity from February 25, 2001 through March 26, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2001.



                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC., as Servicer

                                    By: /s/ Lawrence Belmonte
                                        --------------------------------
                                        Name:  Lawrence Belmonte
                                        Title: Vice President
                                               CSBS - Forecast & Planning



I.  Monthly Period Trust Activity
----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                Trust Totals
-----------------                                ------------

Number of days in period                                   30
Beginning Principal Receivable Balance      15,785,909,280.70
Special Funding Account Balance                          0.00
Beginning Total Principal Balance           15,785,909,280.70

Finance Charge Collections (excluding          242,611,073.20
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections          49,834,867.07
Premium Option Receivables Collections                    0.00
Recoveries                                       12,818,414.54
Total Collections of Finance Charge
  Receivables                                   305,264,354.81
Total Collections of Principal Receivables    2,441,908,486.39
Monthly Payment Rate                                  15.4689%
Defaulted amount                                 83,619,694.92
Annualized Default Rate                                6.5744%
Trust Portfolio Yield                                 17.0828%
New Principal Receivables                     2,214,322,566.32
Ending Principal Receivables Balance         15,474,703,665.71
Ending Required Minimum Principal Balanc     12,840,000,000.00
Ending Transferor Amount                      3,474,703,665.71
Ending Special Funding Account Balance                    0.00
Ending Total Principal Balance               15,474,703,665.71





B. Series Allocations                         Series 1996-1     Series 1997-1      Series 1998-1    Series 1999-1    Series 1999-2
---------------------                         -------------     -------------      -------------    -------------    -------------
Group Number                                              1                 1                  2                1                1
Invested Amount                            1,000,000,000.00  1,000,000,000.00   1,000,000,000.00  1,000,000,000.0   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00  1,000,000,000.00   1,000,000,000.00  1,000,000,000.0   500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00             0.00             0.00
Series Required Transferor Amount             70,000,000.00     70,000,000.00      70,000,000.00    70,000,000.00    35,000,000.00
Series Allocation Percentage                          8.33%             8.33%              8.33%            8.33%            4.17%
Series Alloc. Finance Charge Collections      25,438,696.23     25,438,696.23      25,438,696.23    25,438,696.23    12,719,348.12
Series Allocable Recoveries                    1,068,201.21      1,068,201.21       1,068,201.21     1,068,201.21       534,100.61
Series Alloc. Principal Collections          203,492,373.87    203,492,373.87     203,492,373.87   203,492,373.87   101,746,186.93
Series Allocable Defaulted Amount              6,968,307.91      6,968,307.91       6,968,307.91     6,968,307.91     3,484,153.96


B. Series Allocations                         Series 1999-3     Series 1999-4      Series 1999-5    Series 1999-6    Series 2000-1
---------------------                         -------------     -------------      -------------    -------------    -------------

Group Number                                              2                 2                  2                2                1
Invested Amount                            1,000,000,000.00    500,000,000.00     500,000,000.00   500,000,000.00   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00     500,000,000.00   500,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00             0.00             0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00      35,000,000.00    35,000,000.00    35,000,000.00
Series Allocation Percentage                          8.33%             4.17%              4.17%            4.17%            4.17%
Series Alloc. Finance Charge Collections      25,438,696.23     12,719,348.12      12,719,348.12    12,719,348.12    12,719,348.12
Series Allocable Recoveries                    1,068,201.21        534,100.61         534,100.61       534,100.61       534,100.61
Series Alloc. Principal Collections          203,492,373.87    101,746,186.93     101,746,186.93   101,746,186.93   101,746,186.93
Series Allocable Defaulted Amount              6,968,307.91      3,484,153.96       3,484,153.96     3,484,153.96     3,484,153.96


B. Series Allocations                         Series 2000-2     Series 2000-3      Series 2000-4    Series 2000-5    Series 2001-1
---------------------                         -------------     -------------      -------------    -------------    -------------

Group Number                                              2                 2                  2                2                2
Invested Amount                              500,000,000.00  1,000,000,000.00   1,212,122,000.00   787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00   1,212,122,000.00   787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00             0.00             0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00      84,848,540.00    55,151,460.00    52,500,000.00
Series Allocation Percentage                          4.17%             8.33%             10.10%            6.57%            6.25%
Series Alloc. Finance Charge Collections      12,719,348.12     25,438,696.23      30,834,803.36    20,042,589.11    19,079,022.18
Series Allocable Recoveries                      534,100.61      1,068,201.21       1,294,790.19       841,612.23       801,150.91
Series Alloc. Principal Collections          101,746,186.93    203,492,373.87     246,657,583.20   160,327,164.54   152,619,280.40
Series Allocable Defaulted Amount              3,484,153.96      6,968,307.91       8,446,439.32     5,490,176.50     5,226,230.93


B. Series Allocations                         Series 2001-2                                                            Trust Total
---------------------                         -------------                                                            -----------

Group Number                                              1
Invested Amount                              250,000,000.00                                                      12,000,000,000.00
Adjusted Invested Amount                     250,000,000.00                                                      12,000,000,000.00
Principal Funding Account Balance                      0.00                                                                   0.00
Series Required Transferor Amount             17,500,000.00                                                         840,000,000.00
Series Allocation Percentage                          2.08%                                                                   100%
Series Alloc. Finance Charge Collections       6,359,674.06                                                         305,264,354.81
Series Allocable Recoveries                      267,050.30                                                          12,818,414.54
Series Alloc. Principal Collections           50,873,093.47                                                       2,441,908,486.39
Series Allocable Defaulted Amount              1,742,076.98                                                          83,619,694.92






C. Group Allocations
--------------------

1. Group 1 Allocations                           Series 1996-1   Series 1997-1   Series 1999-1  Series 1999-2    Series 2000-1
----------------------                           ------------    -------------   -------------  -------------    -------------
Investor Finance Charge Collections              19,356,810.55   19,337,774.55   19,337,774.55   9,668,887.28     9,668,887.28

Investor Monthly Interest                         5,620,083.33    5,310,083.33    4,730,083.33   2,497,437.50     2,982,125.00
Investor Default Amount                           5,297,109.81    5,297,109.81    5,297,109.81   2,648,554.91     2,648,554.91
Investor Monthly Fees                             1,666,666.67    1,666,666.67    1,666,666.67     833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                            12,583,859.81   12,273,859.81   11,693,859.81   5,979,325.74     6,464,013.24

Reallocated Investor Finance Charge Collections  19,356,810.55   19,337,774.55   19,337,774.55   9,668,887.28     9,668,887.28
Available Excess                                  6,772,950.74    7,063,914.74    7,643,914.74   3,689,561.54     3,204,874.04


1. Group 1 Allocations                           Series 2001-2                                                   Group 1 Total
----------------------                           -------------                                                   -------------

Investor Finance Charge Collections               4,834,443.64                                                   82,204,577.86

Investor Monthly Interest                           858,074.65                                                   21,997,887.15
Investor Default Amount                           1,324,277.45                                                   22,512,716.70
Investor Monthly Fees                               416,666.67                                                    7,083,333.33
Investor Additional Amounts                               0.00                                                            0.00
Total                                            2,599,018.77                                                    51,593,937.18

Reallocated Investor Finance Charge Collections   4,834,443.64                                                   82,204,577.86
Available Excess                                  2,235,424.87                                                   30,610,640.67


2. Group 2 Allocations                           Series 1998-1   Series 1999-3   Series 1999-4  Series 1999-5    Series 1999-6
-----------------------                          -------------   -------------   -------------  -------------    -------------

Investor Finance Charge Collections              19,337,774.55   19,337,774.55    9,668,887.28   9,668,887.28     9,668,887.28

Investor Monthly Interest                         4,724,444.44    4,788,622.22    2,406,044.44   2,438,066.67     2,421,622.22
Investor Default Amount                           5,297,109.81    5,297,109.81    2,648,554.91   2,648,554.91     2,648,554.91
Investor Monthly Fees                             1,666,666.67    1,666,666.67      833,333.33     833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                            11,688,220.92   11,752,398.70    5,887,932.68   5,919,954.91     5,903,510.46

Reallocated Investor Finance Charge Collections  19,337,774.55   19,337,774.55    9,668,887.28   9,668,887.28     9,668,887.28
Available Excess                                  7,649,553.63    7,585,375.85    3,780,954.59   3,748,932.37     3,765,376.82


2. Group 2 Allocations                           Series 2000-2   Series 2000-3   Series 2000-4  Series 2000-5    Series 2001-1
----------------------                           -------------   -------------   -------------  -------------    -------------

Investor Finance Charge Collections               9,668,887.28   19,337,774.55   23,439,741.97  15,235,807.14    14,503,330.92

Investor Monthly Interest                         2,405,944.44    4,799,777.78    5,665,162.29   3,775,090.86     3,867,066.67
Investor Default Amount                           2,648,554.91    5,297,109.81    6,420,743.34   4,173,476.28     3,972,832.36
Investor Monthly Fees                               833,333.33    1,666,666.67    2,020,203.33   1,313,130.00     1,250,000.00
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                             5,887,832.68   11,763,554.26   14,106,108.96   9,261,697.15     9,089,899.02

Reallocated Investor Finance Charge Collections   9,668,887.28   19,337,774.55   23,439,741.97  15,235,807.14    14,503,330.92
Investment Funding Accountn Proceeds                                                  2,638.00
Available Excess                                  3,781,054.59    7,574,220.30    9,336,271.01   5,974,109.99     5,413,431.89


2. Group 2 Allocations                                                                                           Group 2 Total
----------------------                                                                                           -------------

Investor Finance Charge Collections                                                                             149,867,752.80

Investor Monthly Interest                                                                                        37,291,842.04
Investor Default Amount                                                                                          41,052,601.03
Investor Monthly Fees                                                                                            12,916,666.67
Investor Additional Amounts                                                                                               0.00
Total                                                                                                            91,261,109.75

Reallocated Investor Finance Charge Collections                                                                 149,867,752.80
Investment Funding Accountn Proceeds                                                                                  2,638.00
Available Excess                                                                                                 58,609,281.05




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             233,002,493
61-90 Days Delinquent:                             119,928,418
90+ Days Delinquent:                               168,989,868
Total 30+ Days Delinquent:                         521,920,779




II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest               Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                Total
--------------------------------------                -------               -------          ----------               -----

Principal Funding Account                                0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                0.00
Available Reserve Account Amount                 4,325,000.00                  0.00                0.00        4,325,000.00
Reserve Account Surplus                                  0.00                  0.00                0.00                0.00

Coupon  March 15,2001 to April 15,2001                6.8000%               6.9500%             5.5638%
Monthly Interest Due                             4,901,666.67            347,500.00          370,916.67        5,620,083.33
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                0.00
Additional Interest Due                                  0.00                  0.00                0.00                0.00
Total Interest Due                               4,901,666.67            347,500.00          370,916.67        5,620,083.33
Investor Default Amount                          4,581,999.99            317,826.59          397,283.24        5,297,109.81
Investor Monthly Fees Due                        1,441,666.67            100,000.00          125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,925,333.32            765,326.59          893,199.90       12,583,859.81

Reallocated Investor Finance Charge Collections                                                               19,356,810.55
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                       19,036.00
Series Adjusted Portfolio Yield                                                                                    17.1060%
Base Rate                                                                                                           8.3115%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                Total
--------------------------------------------          -------               -------          ----------               -----

Beginning Certificates Balance                 865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00
Interest Distributions                           4,901,666.67            347,500.00          370,916.67        5,620,083.33
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                0.00
Principal Distributions                                  0.00                  0.00                0.00                0.00
Total Distributions                              4,901,666.67            347,500.00          370,916.67        5,620,083.33
Ending Certificates Balance                    865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $5.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $5.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $5.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $370,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $370,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $16,743,641.13

          a.   Class A Monthly Interest:                        $4,901,666.67
          b.   Class A Outstanding Monthly Interest                     $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $4,581,999.99
          e.   Excess Spread:                                   $7,259,974.48

     2.   Class B Available Funds:                              $1,161,408.63

          a.   Class B Monthly Interest:                          $347,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $813,908.63

     3.   Collateral Available Funds:                           $1,451,760.79

          a.   Excess Spread:                                   $1,451,760.79

     4.   Total Excess Spread:                                  $9,525,643.90


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1996-1 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 1996-1 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 1996-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $75,000,000.00

     2.   Required Collateral Invested Amount                  $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

     1.   Excess Spread:                                        $9,525,643.90
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $317,826.59

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $370,916.67
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $397,283.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,772,950.73


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 8.3114%
          b.   Prior Monthly Period                                   9.4692%
          c.   Second Prior Monthly Period                            8.8919%

     2.   Three Month Average Base Rate                               8.8908%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.1060%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9864%



II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                6.4000%               6.5500%             5.5388%
Monthly Interest Due                             4,613,333.33            327,500.00          369,250.00         5,310,083.33
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               4,613,333.33            327,500.00          369,250.00         5,310,083.33
Investor Default Amount                          4,581,999.99            317,826.59          397,283.24         5,297,109.81
Investor Monthly Fees Due                        1,441,666.67            100,000.00          125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,636,999.99            745,326.59          891,533.24        12,273,859.81

Reallocated Investor Finance Charge Collections                                                                19,337,774.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.9579%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 865,000,000.00         60,000,000.00       75,000,000.00     1,000,000,000.00
Interest Distributions                           4,613,333.33            327,500.00          369,250.00         5,310,083.33
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              4,613,333.33            327,500.00          369,250.00         5,310,083.33
Ending Certificates Balance                    865,000,000.00         60,000,000.00       75,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $369,250.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $369,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $16,727,174.99

          a.   Class A Monthly Interest:                        $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $4,581,999.99
          e.   Excess Spread:                                   $7,531,841.67

     2.   Class B Available Funds:                              $1,160,266.47

          a.   Class B Monthly Interest:                          $327,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $832,766.47

     3.   Collateral Available Funds:                           $1,450,333.09

          a.   Excess Spread:                                   $1,450,333.09

     4.   Total Excess Spread:                                  $9,814,941.23


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1997-1 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $75,000,000.00

     2.   Required Collateral Invested Amount                  $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                        $9,814,941.23
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $317,826.59

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $369,250.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $397,283.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,063,914.74


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.9579%
          b.   Prior Monthly Period                                   9.0653%
          c.   Second Prior Monthly Period                            8.5148%

     2.   Three Month Average Base Rate                               8.5127%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.2538%               5.4138%             5.7637%
Monthly Interest Due                             3,852,750.00            384,977.78          486,716.67         4,724,444.44
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               3,852,750.00            384,977.78          486,716.67         4,724,444.44
Investor Default Amount                          4,370,115.59            423,768.78          503,225.43         5,297,109.81
Investor Monthly Fees Due                        1,375,000.00            133,333.33          158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,597,865.59            942,079.90        1,148,275.43        11,688,220.92

Reallocated Investor Finance Charge Collections                                                                19,337,774.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.2899%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00
Interest Distributions                           3,852,750.00            384,977.78          486,716.67         4,724,444.44
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              3,852,750.00            384,977.78          486,716.67         4,724,444.44
Ending Certificates Balance                    825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $486,716.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $486,716.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,953,664.01

          a.   Class A Monthly Interest:                        $3,852,750.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $4,370,115.59
          e.   Excess Spread:                                   $7,730,798.41

     2.   Class B Available Funds:                              $1,547,021.96

          a.   Class B Monthly Interest:                          $384,977.78
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,162,044.19

     3.   Collateral Available Funds:                           $1,837,088.58

          a.   Excess Spread:                                   $1,837,088.58

     4.   Total Excess Spread:                                 $10,729,931.18


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1998-1 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $95,000,000.00

     2.   Required Collateral Invested Amount                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                       $10,729,931.18
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00


     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
   5.     Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $423,768.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $486,716.67
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $503,225.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,649,553.63


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.2899%
          b.   Prior Monthly Period                                   7.9721%
          c.   Second Prior Monthly Period                            8.1434%

     2.   Three Month Average Base Rate                               7.8018%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-1 Certificates
---------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------               ------------       ---------------         -----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.6000%               5.8500%             6.0137%
Monthly Interest Due                             4,036,666.67            292,500.00          400,916.67         4,730,083.33
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               4,036,666.67            292,500.00          400,916.67         4,730,083.33
Investor Default Amount                          4,581,999.99            317,826.59          397,283.24         5,297,109.81
Investor Monthly Fees Due                        1,441,666.67            100,000.00          125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,060,333.32            710,326.59          923,199.90        11,693,859.81

Reallocated Investor Finance Charge Collections                                                                19,337,774.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.2963%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 865,000,000.00         60,000,000.00       75,000,000.00     1,000,000,000.00
Interest Distributions                           4,036,666.67            292,500.00          400,916.67         4,730,083.33
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              4,036,666.67            292,500.00          400,916.67         4,730,083.33
Ending Certificates Balance                    865,000,000.00         60,000,000.00       75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $400,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $400,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $16,727,174.99

          a.   Class A Monthly Interest:                        $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):      $4,581,999.99
          e.   Excess Spread:                                   $8,108,508.34

     2.   Class B Available Funds:                              $1,160,266.47

          a.   Class B Monthly Interest:                          $292,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $867,766.47

     3.   Collateral Available Funds:                           $1,450,333.09

          a.   Excess Spread:                                   $1,450,333.09

     4.   Total Excess Spread:                                 $10,426,607.90


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-1 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $75,000,000.00

     2.   Required Collateral Invested Amount                  $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                       $10,426,607.90
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $317,826.59

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $400,916.67
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $397,283.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,643,914.74


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.2963%
          b.   Prior Monthly Period                                   8.3041%
          c.   Second Prior Monthly Period                            7.8067%

     2.   Three Month Average Base Rate                               7.8024%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.9500%               6.1000%             6.0137%
Monthly Interest Due                             2,144,479.17            152,500.00          200,458.33         2,497,437.50
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               2,144,479.17            152,500.00          200,458.33         2,497,437.50
Investor Default Amount                          2,290,999.99            158,913.29          198,641.62         2,648,554.91
Investor Monthly Fees Due                          720,833.33             50,000.00           62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                        5,156,312.49            361,413.29          461,599.95         5,979,325.74

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.5983%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 432,500,000.00         30,000,000.00       37,500,000.00       500,000,000.00
Interest Distributions                           2,144,479.17            152,500.00          200,458.33         2,497,437.50
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              2,144,479.17            152,500.00          200,458.33         2,497,437.50
Ending Certificates Balance                    432,500,000.00         30,000,000.00       37,500,000.00       500,000,000.00






D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $200,458.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $200,458.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,363,587.49

          a.   Class A Monthly Interest:                        $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,290,999.99
          e.   Excess Spread:                                   $3,928,108.34

     2.   Class B Available Funds:                                $580,133.24

          a.   Class B Monthly Interest:                          $152,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $427,633.24

     3.   Collateral Available Funds:                             $725,166.55

          a.   Excess Spread:                                     $725,166.55

     4.   Total Excess Spread:                                  $5,080,908.12


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-2 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $37,500,000.00

     2.   Required Collateral Invested Amount                  $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                        $5,080,908.12
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $158,913.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $200,458.33
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $198,641.62
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,689,561.54


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.5983%
          b.   Prior Monthly Period                                   8.6493%
          c.   Second Prior Monthly Period                            8.1289%

     2.   Three Month Average Base Rate                               8.1255%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest               Interest
-----------------------------------               -----------       ---------------          ----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3038%               5.5038%             6.0137%
Monthly Interest Due                             3,889,416.67            391,377.78          507,827.78         4,788,622.22
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               3,889,416.67            391,377.78          507,827.78         4,788,622.22
Investor Default Amount                          4,370,115.59            423,768.78          503,225.43         5,297,109.81
Investor Monthly Fees Due                        1,375,000.00            133,333.33          158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,634,532.26            948,479.90        1,169,386.54        11,752,398.70

Reallocated Investor Finance Charge Collections                                                                19,337,774.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.3631%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00
Interest Distributions                           3,889,416.67            391,377.78          507,827.78         4,788,622.22
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              3,889,416.67            391,377.78          507,827.78         4,788,622.22
Ending Certificates Balance                    825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $507,827.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $507,827.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,953,664.01

          a.   Class A Monthly Interest:                        $3,889,416.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $4,370,115.59
          e.   Excess Spread:                                   $7,694,131.75

     2.   Class B Available Funds:                              $1,547,021.96

          a.   Class B Monthly Interest:                          $391,377.78
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                    1,155,644.19

     3.   Collateral Available Funds:                            1,837,088.58

          a.   Excess Spread:                                   $1,837,088.58

     4.   Total Excess Spread:                                 $10,686,864.52


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-3 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $95,000,000.00

     2.   Required Collateral Invested Amount                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                       $10,686,864.52
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $423,768.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $507,827.78
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $503,225.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,585,375.85


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3631%
          b.   Prior Monthly Period                                   8.0453%
          c.   Second Prior Monthly Period                            8.2166%

     2.   Three Month Average Base Rate                               7.8750%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-4 Certificates
---------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                Allocations          Interest               Interest
----------------------------------                -----------       ---------------          -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3338%               5.5838%             5.9638%
Monthly Interest Due                             1,955,708.33            198,533.33          251,802.78         2,406,044.44
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               1,955,708.33            198,533.33          251,802.78         2,406,044.44
Investor Default Amount                          2,185,057.80            211,884.39          251,612.72         2,648,554.91
Investor Monthly Fees Due                          687,500.00             66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                        4,828,266.13            477,084.39          582,582.16         5,887,932.68

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.3898%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                           1,955,708.33            198,533.33          251,802.78         2,406,044.44
Principal Deposits - Prin. Funding Accou                 0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              1,955,708.33            198,533.33          251,802.78         2,406,044.44
Ending Certificates Balance                    412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $251,802.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $251,802.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,976,832.00

          a.   Class A Monthly Interest:                        $1,955,708.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,185,057.80
          e.   Excess Spread:                                   $3,836,065.87

     2.   Class B Available Funds:                                $773,510.98

          a.   Class B Monthly Interest:                          $198,533.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $574,977.65

     3.   Collateral Available Funds:                             $918,544.29

          a.   Excess Spread:                                    $918,544.29

     4.   Total Excess Spread:                                 $5,329,587.81


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-4 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $47,500,000.00

     2.   Required Collateral Invested Amount                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                        $5,329,587.81
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $211,884.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $251,802.78
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $251,612.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,780,954.59


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3898%
          b.   Prior Monthly Period                                   8.0720%
          c.   Second Prior Monthly Period                            8.2434%

     2.   Three Month Average Base Rate                               7.9018%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                            16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------           --------                 -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.4038%               5.6438%             6.0638%
Monthly Interest Due                             1,981,375.00            200,666.67          256,025.00         2,438,066.67
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               1,981,375.00            200,666.67          256,025.00         2,438,066.67
Investor Default Amount                          2,185,057.80            211,884.39          251,612.72         2,648,554.91
Investor Monthly Fees Due                          687,500.00             66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                        4,853,932.80            479,217.73          586,804.38         5,919,954.91

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.4629%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                           1,981,375.00            200,666.67          256,025.00         2,438,066.67
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              1,981,375.00            200,666.67          256,025.00         2,438,066.67
Ending Certificates Balance                    412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.80

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $5.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $256,025.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $256,025.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,976,832.00

          a.   Class A Monthly Interest:                        $1,981,375.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,185,057.80
          e.   Excess Spread:                                   $3,810,399.21

     2.   Class B Available Funds:                                $773,510.98

          a.   Class B Monthly Interest:                          $200,666.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                      572,844.32

     3.   Collateral Available Funds:                             $918,544.29

          a.   Excess Spread:                                     $918,544.29

     4.   Total Excess Spread:                                  $5,301,787.81


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-5 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $47,500,000.00

     2.   Required Collateral Invested Amount                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                        $5,301,787.81
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $211,884.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $256,025.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $251,612.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,748,932.37


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.4629%
          b.   Prior Monthly Period                                   8.1451%
          c.   Second Prior Monthly Period                            8.3165%

     2.   Three Month Average Base Rate                               7.9748%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 1999-6 Certificates
---------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3638%               5.5938%             6.0638%
Monthly Interest Due                             1,966,708.33            198,888.89          256,025.00         2,421,622.22
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               1,966,708.33            198,888.89          256,025.00         2,421,622.22
Investor Default Amount                          2,185,057.80            211,884.39          251,612.72         2,648,554.91
Investor Monthly Fees Due                          687,500.00             66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                        4,839,266.13            477,439.95          586,804.38         5,903,510.46

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.4254%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                           1,966,708.33            198,888.89          256,025.00         2,421,622.22
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              1,966,708.33            198,888.89          256,025.00         2,421,622.22
Ending Certificates Balance                    412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.77

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.97

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.97

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $256,025.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $256,025.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,976,832.00

          a.   Class A Monthly Interest:                        $1,966,708.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,185,057.80
          e.   Excess Spread:                                   $3,825,065.87

     2.   Class B Available Funds:                                $773,510.98

          a.   Class B Monthly Interest:                          $198,888.89
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $574,622.09

     3.   Collateral Available Funds:                             $918,544.29

          a.   Excess Spread:                                     $918,544.29

     4.   Total Excess Spread:                                  $5,318,232.26

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 1999-6 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $47,500,000.00

     2.   Required Collateral Invested Amount                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                        $5,318,232.26
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $211,884.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $256,025.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $251,612.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,765,376.82


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.4254%
          b.   Prior Monthly Period                                   8.1076%
          c.   Second Prior Monthly Period                            8.2789%

     2.   Three Month Average Base Rate                               7.9373%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                7.2000%               7.4000%             6.0638%
Monthly Interest Due                             2,595,000.00            185,000.00          202,125.00         2,982,125.00
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               2,595,000.00            185,000.00          202,125.00         2,982,125.00
Investor Default Amount                          2,290,999.99            158,913.29          198,641.62         2,648,554.91
Investor Monthly Fees Due                          720,833.33             50,000.00           62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                        5,606,833.33            393,913.29          463,266.62         6,464,013.24

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            8.7040%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 432,500,000.00         30,000,000.00       37,500,000.00       500,000,000.00
Interest Distributions                           2,595,000.00            185,000.00          202,125.00         2,982,125.00
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              2,595,000.00            185,000.00          202,125.00         2,982,125.00
Ending Certificates Balance                    432,500,000.00         30,000,000.00       37,500,000.00       500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $202,125.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $202,125.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,363,587.49

          a.   Class A Monthly Interest:                        $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,290,999.99
          e.   Excess Spread:                                   $3,477,587.50

     2.   Class B Available Funds:                                $580,133.24

          a.   Class B Monthly Interest:                          $185,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $395,133.24

     3.   Collateral Available Funds:                             $725,166.55

          a.   Excess Spread:                                     $725,166.55

     4.   Total Excess Spread:                                  $4,597,887.28


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2000-1 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $37,500,000.00

     2.   Required Collateral Invested Amount                  $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                        $4,597,887.28
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $158,913.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $202,125.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $198,641.62
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,204,874.04


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 8.7040%
          b.   Prior Monthly Period                                   9.9124%
          c.   Second Prior Monthly Period                            9.3081%

     2.   Three Month Average Base Rate                               9.3081%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          657,746,220.03        500,000,000.00      157,746,220.03
Beginning Adjusted Invested Amount                        N/A        500,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         12,719,348.12          9,668,887.28        3,050,460.84
Collections of Principal Receivables           101,746,186.93         77,344,562.26       24,401,624.67
Defaulted Amount                                 3,484,153.96          2,648,554.91          835,599.05

Ending Invested / Transferor Amounts           644,779,319.40        500,000,000.00      144,779,319.40


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3288%               5.5137%             6.0638%
Monthly Interest Due                             1,953,875.00            196,044.44          256,025.00         2,405,944.44
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               1,953,875.00            196,044.44          256,025.00         2,405,944.44
Investor Default Amount                          2,185,057.80            211,884.39          251,612.72         2,648,554.91
Investor Monthly Fees Due                          687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                        4,826,432.80            474,595.50          586,804.38         5,887,832.68

Reallocated Investor Finance Charge Collections                                                                 9,668,887.28
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.3896%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                           1,953,875.00            196,044.44          256,025.00         2,405,944.44
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              1,953,875.00            196,044.44          256,025.00         2,405,944.44
Ending Certificates Balance                    412,500,000.00         40,000,000.00       47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $256,025.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $256,025.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,976,832.00

          a.   Class A Monthly Interest:                        $1,953,875.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,185,057.80
          e.   Excess Spread:                                   $3,837,899.21

     2.   Class B Available Funds:                                $773,510.98

          a.   Class B Monthly Interest:                          $196,044.44
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $577,466.54

     3.   Collateral Available Funds:                             $918,544.29

          a.   Excess Spread:                                     $918,544.29

     4.   Total Excess Spread:                                  $5,333,910.04


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2000-2 Allocable Principal
          Collections:                                        $101,746,186.93

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                         $77,344,562.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $77,344,562.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,648,554.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $79,993,117.17


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $47,500,000.00

     2.   Required Collateral Invested Amount                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:              79,993,117.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                        $5,333,910.04
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $211,884.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $256,025.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $251,612.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,781,054.59


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3896%
          b.   Prior Monthly Period                                   8.0718%
          c.   Second Prior Monthly Period                            8.2432%

     2.   Three Month Average Base Rate                               7.9015%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,315,492,440.06      1,000,000,000.00      315,492,440.06
Beginning Adjusted Invested Amount                        N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         25,438,696.23         19,337,774.55        6,100,921.68
Collections of Principal Receivables           203,492,373.87        154,689,124.52       48,803,249.35
Defaulted Amount                                 6,968,307.91          5,297,109.81        1,671,198.10

Ending Invested / Transferor Amounts         1,289,558,638.81      1,000,000,000.00      289,558,638.81


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3238%               5.5137%             5.9638%
Monthly Interest Due                             3,904,083.33            392,088.89          503,605.56         4,799,777.78
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               3,904,083.33            392,088.89          503,605.56         4,799,777.78
Investor Default Amount                          4,370,115.59            423,768.78          503,225.43         5,297,109.81
Investor Monthly Fees Due                        1,375,000.00            133,333.33          158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,649,198.93            949,191.01        1,165,164.32        11,763,554.26

Reallocated Investor Finance Charge Collections                                                                19,337,774.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.3758%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00
Interest Distributions                           3,904,083.33            392,088.89          503,605.56         4,799,777.78
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              3,904,083.33            392,088.89          503,605.56         4,799,777.78
Ending Certificates Balance                    825,000,000.00         80,000,000.00       95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.73

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $503,605.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $503,605.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,953,664.01

          a.   Class A Monthly Interest:                        $3,904,083.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $4,370,115.59
          e.   Excess Spread:                                   $7,679,465.08

     2.   Class B Available Funds:                              $1,547,021.96

          a.   Class B Monthly Interest:                          $392,088.89
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,154,933.08

     3.   Collateral Available Funds:                           $1,837,088.58

          a.   Excess Spread:                                   $1,837,088.58

     4.   Total Excess Spread:                                 $10,671,486.74


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2000-3 Allocable Principal
          Collections:                                        $203,492,373.87

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                        $154,689,124.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,689,124.52

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $5,297,109.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,986,234.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $95,000,000.00

     2.   Required Collateral Invested Amount                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,986,234.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                       $10,671,486.74
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $423,768.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $503,605.56
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $503,225.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,574,220.30


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3758%
          b.   Prior Monthly Period                                   8.0580%
          c.   Second Prior Monthly Period                            8.2294%

     2.   Three Month Average Base Rate                               7.8877%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



XIV. Series 2000-4 Certificates
---------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,594,537,327.43      1,212,122,000.00      382,415,327.43
Beginning Adjusted Invested Amount                        N/A      1,212,122,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         30,834,803.36         23,439,741.97        7,395,061.39
Collections of Principal Receivables           246,657,583.20        187,502,090.99       59,155,492.20
Defaulted Amount                                 8,446,439.32          6,420,743.34        2,025,695.98

Ending Invested / Transferor Amounts         1,563,102,396.39      1,212,122,000.00      350,980,396.39


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.1588%               5.3838%             6.0137%
Monthly Interest Due                             4,585,555.56            464,055.32          615,551.41         5,665,162.29
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               4,585,555.56            464,055.32          615,551.41         5,665,162.29
Investor Default Amount                          5,297,109.81            513,660.74          609,972.79         6,420,743.34
Investor Monthly Fees Due                        1,666,666.67            161,616.67          191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                       11,549,332.03          1,139,332.73       $1,417,444.20        14,106,108.96

Reallocated Investor Finance Charge Collections                                                                23,439,741.97
Interest and Principal Funding Investment Proceeds                                                                  2,638.00
Series Adjusted Portfolio Yield                                                                                     17.0855%
Base Rate                                                                                                            7.2320%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance               1,000,000,000.00         96,970,000.00      115,152,000.00     1,212,122,000.00
Interest Distributions                           4,585,555.56            464,055.32          615,551.41         5,665,162.29
Interest Deposits - Interest Funding Account    (4,585,555.56)          (464,055.32)               0.00        (5,049,610.88)
Interest Funding Account Distributions                   0.00                  0.00                0.00                 0.00
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                                      0.00                  0.00          615,551.41           615,551.41
Ending Interest Funding Account Balance          4,585,555.56            464,055.32                0.00         5,049,610.88
Ending Certificates Balance                  1,000,000,000.00         96,970,000.00      115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $4.59

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.59

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $615,551.41

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $615,551.41

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds (Includes Int. Income from IFA):$19,340,412.55

          a.   Class A Monthly Interest:                        $4,585,555.56
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $5,297,109.81
          e.   Excess Spread:                                   $9,457,747.19

     2.   Class B Available Funds:                              $1,875,184.00

          a.   Class B Monthly Interest:                          $464,055.32
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,411,128.68

     3.   Collateral Available Funds:                           $2,226,783.42

          a.   Excess Spread:                                   $2,226,783.42

     4.   Total Excess Spread:                                 $13,095,659.28


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2000-4 Allocable Principal
          Collections:                                        $246,657,583.20

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                        $187,502,090.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $187,502,090.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $6,420,743.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $193,922,834.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $115,152,000.00

     2.   Required Collateral Invested Amount                 $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $193,922,834.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                       $13,095,659.28
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $513,660.74
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $615,551.41
     9.   Applied to unpaid Monthly Servicing Fee:              $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $609,972.79
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $9,336,271.01


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.2320%
          b.   Prior Monthly Period                                   8.9614%
          c.   Second Prior Monthly Period                            8.8466%

     2.   Three Month Average Base Rate                               8.3467%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0855%
          b.   Prior Monthly Period                                  17.4766%
          c.   Second Prior Monthly Period                           16.4641%

     4.   Three Month Average Series Adjusted Portfolio Yield        17.0087%



II. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest               Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount        1,036,447,552.69        787,878,000.00      248,569,552.69
Beginning Adjusted Invested Amount                        N/A        787,878,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables         20,042,589.11         15,235,807.14        4,806,781.97
Collections of Principal Receivables           160,327,164.54        121,876,158.05       38,451,006.49
Defaulted Amount                                 5,490,176.50          4,173,476.28        1,316,700.22

Ending Invested / Transferor Amounts         1,016,014,881.23        787,878,000.00      228,136,881.23


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.3038%               5.5438%             6.0137%
Monthly Interest Due                             3,064,388.89            310,597.83          400,104.14         3,775,090.86
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                               3,064,388.89            310,597.83          400,104.14         3,775,090.86
Investor Default Amount                          3,443,121.38            333,876.83          396,478.08         4,173,476.28
Investor Monthly Fees Due                        1,083,333.33            105,050.00          124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                        7,590,843.60            749,524.66          921,328.88         9,261,697.15

Reallocated Investor Finance Charge Collections                                                                15,235,807.14
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.3663%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          -------               -------          ----------                -----

Beginning Certificates Balance                 650,000,000.00         63,030,000.00       74,848,000.00       787,878,000.00
Interest Distributions                           3,064,388.89            310,597.83          400,104.14         3,775,090.86
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                              3,064,388.89            310,597.83          400,104.14         3,775,090.86
Ending Certificates Balance                    650,000,000.00         63,030,000.00       74,848,000.00       787,878,000.00






D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $3.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $400,104.14

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $400,104.14

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,569,553.46

          a.   Class A Monthly Interest:                        $3,064,388.89
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,443,121.38
          e.   Excess Spread:                                   $6,062,043.19

     2.   Class B Available Funds:                              $1,218,859.93

          a.   Class B Monthly Interest:                          $310,597.83
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $908,262.10

     3.   Collateral Available Funds:                           $1,447,393.75

          a.   Excess Spread:                                   $1,447,393.75

     4.   Total Excess Spread:                                  $8,417,699.04


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2000-5 Allocable Principal
          Collections:                                        $160,327,164.54

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                        $121,876,158.05

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $121,876,158.05

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,173,476.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $126,049,634.33


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $74,848,000.00

     2.   Required Collateral Invested Amount                  $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         0

     4.   Treated as Shared Principal Collections:            $126,049,634.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                        $8,417,699.04
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $333,876.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $400,104.14
     9.   Applied to unpaid Monthly Servicing Fee:              $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $396,478.08
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00

     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,974,109.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.3663%
          b.   Prior Monthly Period                                   8.0485%
          c.   Second Prior Monthly Period                            8.2199%

     2.   Three Month Average Base Rate                               7.8782%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                           16.4307%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9787%



II. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                        Allocations          Interest              Interest
----------------------------------                        -----------       ---------------         -----------
Beginning Invested /Transferor Amount                  986,619,330.04        750,000,000.00      236,619,330.04
Beginning Adjusted Invested Amount                                N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A              76.0172%            23.9828%
Principal Allocation Percentage                                   N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables                 19,079,022.18         14,503,330.92        4,575,691.26
Collections of Principal Receivables                   152,619,280.40        116,016,843.39       36,602,437.01
Defaulted Amount                                         5,226,230.93          3,972,832.36        1,253,398.57

Ending Invested / Transferor Amounts                   967,168,979.11        750,000,000.00      217,168,979.11


                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A               Class B           Interest                 Total
--------------------------------------                        -------               -------          ----------                -----

Principal Funding Account                                        0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                              0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                                 0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                          0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                        5.7012%               5.9813%             6.5113%
Monthly Interest Due                                     3,135,687.50            319,000.00          412,379.17         3,867,066.67
Outstanding Monthly Interest Due                                 0.00                  0.00                0.00                 0.00
Additional Interest Due                                          0.00                  0.00                0.00                 0.00
Total Interest Due                                       3,135,687.50            319,000.00          412,379.17         3,867,066.67
Investor Default Amount                                  3,277,586.70            317,826.59          377,419.07         3,972,832.36
Investor Monthly Fees Due                                1,031,250.00            100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                                7,444,524.20            736,826.59          908,548.24         9,089,899.02

Reallocated Investor Finance Charge Collections                                                                        14,503,330.92
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             17.0828%
Base Rate                                                                                                                    7.7822%


                                                                                                    Collateral
C. Certificates - Balances and Distributions                  Class A               Class B           Interest                 Total
--------------------------------------------                  -------               -------          ----------                -----

Beginning Certificates Balance                         618,750,000.00         60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions (Accrued this pay period)         3,135,687.50            319,000.00          412,379.17         3,867,066.67
Interest Distributions (Paid this pay period)            5,095,492.19            518,375.00          670,116.15         6,283,983.34
Principal Deposits - Prin. Funding Account                       0.00                  0.00                0.00                 0.00
Principal Distributions                                          0.00                  0.00                0.00                 0.00
Totalt Distributions (Accrued this pay period)           3,135,687.50            319,000.00          412,379.17         3,867,066.67
Totalt Distributions (Paid this pay period)              5,095,492.19            518,375.00          670,116.15         6,283,983.34
Ending Certificates Balance                            618,750,000.00         60,000,000.00       71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $5.07

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $5.07

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $5.32

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $5.32

     3.   Amount of the distribution in
          respect of class B outstanding monthly interest:              $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $412,379.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $412,379.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $11,965,248.01

          a.   Class A Monthly Interest:                        $3,135,687.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,277,586.70
          e.   Excess Spread:                                   $5,551,973.81

     2.   Class B Available Funds:                              $1,160,266.47

          a.   Class B Monthly Interest:                          $319,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $841,266.47

     3.   Collateral Available Funds:                           $1,377,816.44

          a.   Excess Spread:                                   $1,377,816.44

     4.   Total Excess Spread:                                  $7,771,056.72


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2001-1 Allocable Principal
          Collections:                                        $152,619,280.40

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        $116,016,843.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $116,016,843.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,972,832.36

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $119,989,675.75


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $71,250,000.00

     2.   Required Collateral Invested Amount                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $119,989,675.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                        $7,771,056.72
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $317,826.59
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $412,379.17
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $377,419.07
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,413,431.89


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.7822%
          b.   Prior Monthly Period                                   8.9228%
          c.   Second Prior Monthly Period                                 NA

     2.   Three Month Average Base Rate                                    NA

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                  17.4225%
          c.   Second Prior Monthly Period                                 NA

     4.   Three Month Average Series Adjusted Portfolio Yield              NA



II. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations          Interest              Interest
----------------------------------                -----------       ---------------         -----------
Beginning Invested /Transferor Amount          328,873,110.01        250,000,000.00       78,873,110.01
Beginning Adjusted Invested Amount                        N/A        250,000,000.00                 N/A
Floating Allocation Percentage                            N/A              76.0172%            23.9828%
Principal Allocation Percentage                           N/A              76.0172%            23.9828%
Collections of Finance Chg. Receivables          6,359,674.06          4,834,443.64        1,525,230.42
Collections of Principal Receivables            50,873,093.47         38,672,281.13       12,200,812.34
Defaulted Amount                                 1,742,076.98          1,324,277.45          417,799.52

Ending Invested / Transferor Amounts           322,389,659.70        250,000,000.00       72,389,659.70


                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A               Class B           Interest                 Total
--------------------------------------                -------               -------          ----------                -----

Principal Funding Account                                0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                   0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                      0.00                  0.00                0.00                 0.00
Available Reserve Account Amount                         0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                  0.00                  0.00                0.00                 0.00

Coupon  March 15,2001 to April 15,2001                5.5300%               5.8300%             5.9063%
Monthly Interest Due                               730,804.86             53,441.67           73,828.13           858,074.66
Outstanding Monthly Interest Due                         0.00                  0.00                0.00                 0.00
Additional Interest Due                                  0.00                  0.00                0.00                 0.00
Total Interest Due                                 730,804.86             53,441.67           73,828.13           858,074.66
Investor Default Amount                          1,145,500.00             79,456.65           99,320.81         1,324,277.45
Investor Monthly Fees Due                          360,416.67             25,000.00           31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                        2,236,721.52            157,898.32          204,398.94         2,599,018.78

Reallocated Investor Finance Charge Collections                                                                 4,834,443.64
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     17.0828%
Base Rate                                                                                                            7.1210%


                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A               Class B           Interest                 Total
--------------------------------------------          ------                -------          ----------                -----

Beginning Certificates Balance                 216,250,000.00         15,000,000.00       18,750,000.00       250,000,000.00
Interest Distributions                             730,804.86             53,441.67           73,828.13           858,074.66
Principal Deposits - Prin. Funding Account               0.00                  0.00                0.00                 0.00
Principal Distributions                                  0.00                  0.00                0.00                 0.00
Total Distributions                                730,804.86             53,441.67           73,828.13           858,074.66
Ending Certificates Balance                    216,250,000.00         15,000,000.00       18,750,000.00       250,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                              $3.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.38

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $73,828.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $73,828.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $4,181,793.75

          a.   Class A Monthly Interest:                          $730,804.86
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,145,500.00
          e.   Excess Spread:                                   $2,305,488.89

     2.   Class B Available Funds:                                $290,066.62

          a.   Class B Monthly Interest:                           $53,441.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $236,624.95

     3.   Collateral Available Funds:                             $362,583.27

          a.   Excess Spread:                                     $362,583.27

     4.   Total Excess Spread:                                  $2,904,697.11


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           76.0172%

     2.   Series 2001-2 Allocable Principal
          Collections:                                         $50,873,093.47

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                         $38,672,281.13

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $38,672,281.13

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,324,277.45

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $39,996,558.58


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                           $18,750,000.00

     2.   Required Collateral Invested Amount                  $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $39,996,558.58

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                        $2,904,697.11
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                 $79,456.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $73,828.13
     9.   Applied to unpaid Monthly Servicing Fee:                $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $99,320.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $2,235,424.85


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.1210%
          b.   Prior Monthly Period                                        NA
          c.   Second Prior Monthly Period                                 NA

     2.   Three Month Average Base Rate                                    NA

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0828%
          b.   Prior Monthly Period                                        NA
          c.   Second Prior Monthly Period                                 NA

     4.   Three Month Average Series Adjusted Portfolio Yield              NA